Exhibit 99.2

CEO’s Remarks Donald G. Southwell Chairman, President & Chief Executive Officer

Statements
Safe Harbor Statement
This presentation may contain information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  For detailed disclosures on non-GAAP financial measures included in this presentation and their GAAP reconciliations, please refer to the discussion at the end of this presentation which is also posted on the Unitrin website at www.unitrin.com.
Kemper
The Company uses the registered trademark, “Kemper,” under license, for personal lines insurance only, from Lumbermens Mutual Casualty Company (“Lumbermens”), which is not affiliated with the Company.  Lumbermens continues to use the name, “Kemper Insurance
Companies,” (“KIC”) in connection with its operations, which are distinct from, and not to be confused with, Unitrin’s Kemper business segment.

Presentation Outline Unitrin Profile 2009 Actions Taken Investments Overview Operations Overview Capital Overview 1st Quarter Results 2010 Priorities

40   largest P&C writer in the United States
20   largest Personal Lines writer in the
United States
84   largest Life writer in the United States
$2.9 Billion Revenues
$8.6 Billion Assets
$4.2 Billion Insurance Reserves
7,200 Employees / Associates
Unitrin Profile
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th
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Challenges Presented
in 2008
(Dollars in Millions) 2007 2008
Underlying Operating Income 304 $      295 $
Impact From:
Catastrophe Losses & LAE (39)          (145)
Unitrin Direct (41)          (45)
Fireside Bank (66)          (25)
Income (Loss) from Investments in
     LLC's & Limited Partnerships 7             (76)
Net Realized Investment Gains (Losses) 62           (94)
Pre-Tax Income (Loss) from Continuing
Operations 227 $      (90) $

Extraordinary Measures Required
Action Steps Taken Throughout Unitrin
Shored up short term results
Challenged profit plan submissions
Placed Fireside Bank into run-off
Implemented underwriting changes
Implemented geographical changes
Reduced/eliminated salary increases
Reduced employee levels
Continued reduction in exposure to large
catastrophes

Fireside Bank Run-off
Action Steps
– Ceased writing new loans
– Ceased opening new CD’s
– Reduced operations down to 2 collection call centers
Resulting In
–
Well executed exit plan
–
$17 million improvement in results (despite $11 million
restructuring expense)
–
Now a source of strength for Unitrin Parent Company
(expects to return over $235 million to Parent)

Unacceptable Losses at Unitrin Direct
Action Steps
– Rate increases and underwriting actions taken to
lower loss ratios
– Merastar (2007) and Direct Response (2009)
acquisitions add scale, homeowners product and
affinity business
– Staff and office reductions and reduced marketing
expenditures to improve expense ratios
Resulted In
– 7 point improvement in the loss ratio
– 3.5 point improvement in the expense ratio (despite
$7 million restructuring expense)
– Positioned for profitable growth

Investments Valuations Have Significantly Recovered 69 -596 236 62 -94 -26 -600 -500 -400 -300 -200 -100 0 100 200 300 400 Change in Unrealized Gain/Loss Realized Gain/Loss 2007 2008 2009

Net Income by Segment
Year Ended December 31,
(Dollars in Millions)
2008 2009
Property & Casualty Insurance Group:
Kemper 13 $             64 $
Unitrin Specialty 10               23
Unitrin Direct (32)              (5)
     Subtotal (9)                82
Career Agency 45               108
Fireside Bank (22)              (5)
Total Segment Net Income 14 $             185 $
11

Aside From Unitrin Direct, Our Property Casualty
Insurance Operations are Producing Solid Results
110.8
100.2
92.5
1
st
QTR
2009
98.8 97.4 99.2 96.4 Unitrin Specialty
107.9 108.3 118.7 119.4 Unitrin Direct
90.6 92.1 90.8 92.3 Kemper
1
st
QTR
2010 2009 2008 2007
Combined Ratios, X-Catastrophe Losses

Career Agency Operations Provide Stability $ 18 14 1 st QTR 2009 $ 26 112 72 95 Net Income, X-Catastrophe Losses 27 $ 108 $ 45 $ 88 Net Income 1 st QTR 2010 2009 2008 2007 (Dollars in Millions)

Unitrin Capital Structure
(Dollars in Millions)
12/31/08 12/31/09 03/31/10
Debt 561 $       561 $       562 $
Shareholders' Equity 1,649       1,918       1,978
Total Capitalization 2,210 $    2,479 $    2,540 $
Basic Debt to Capitalization 25.4% 22.6% 22.1%

Unitrin Debt Structure
Debt Structure
– $200 million 4.875% Senior Notes due November 1, 2010
– $360 million 6.0% Senior Notes due May 15, 2017
Three-year $245 million undrawn revolving credit
agreement established in October 2009
15

Flexible Capital Position
Parent company cash and short term investments
totaled $124 million at 3/31/10
Can pay off $200 million Senior Notes due
November 2010 in cash, reducing leverage and
increasing capital flexibility
Career Agency generates strong, stable cash flow
Expect Fireside Bank to return over $235 million
in the next several years
16

1
st
Quarter Results
1
st
Quarter
47 8
Income From Continuing Operations
Excluding Realized Investment
Gains/Losses
$
48 (6) Net Income (Loss)
660 $ 680
Revenues, Excluding Realized
Investment Gains/Losses
2010 2009
(Dollars in Millions)

2010 Priorities
Continue successful run-off of Fireside Bank
Complete sale of Reserve National
Achieve profitable Unitrin Direct results
Improve operating margins in Property &
Casualty Businesses
Reduce leverage

Non-GAAP Financial
Measures
Non-GAAP Financial Measures
Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance.
Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1. Underlying Loss for the Unitrin Direct Segment excludes Catastrophe Losses and Loss Adjustment Expenses and net investment income from certain investments in limited liability investment companies and limited partnerships.
2. Net Income by Segments excludes certain income and loss amounts that Unitrin does not allocate to its operating segments. Unitrin does not allocate certain dividend income, Net Realized Investment Gains
(Losses), Net Impairment Losses Recognized in Earnings and certain Corporate Expenses that cannot be allocated to Discontinued Operations.
3. Combined Ratios measure Incurred Losses and Insurance Expenses as a Percentage of Earned Premiums.
4. Revenues Excluding Realized Investment Gains/Losses do not include the Company’s net realized investment gains (losses), whereas the GAAP measure Total Revenues includes net realized investment gains (losses).
5. Income from Continuing Operations Excluding Realized Investment Gains/Losses do not include the
Company’s net realized investment gains (losses) after tax, whereas the GAAP measure Income (Loss) from
Continuing Operations includes net realized investment gains (losses) after tax.

Unitrin Direct Operating
Loss
(Dollars in Millions) 2007 2008
Non-GAAP Measure:
     Unitrin Direct segment Underlying Loss (41) $       (45) $
Adjustments to Non-GAAP Measure:
     Catastrophe Losses (1)            (3)
     Investment Income (Loss) from Limited Liability Investment Companies
            and Limited Partnerships 1             (5)
GAAP Measure:
     Unitrin Direct segment Operating Loss (41) $       (53) $
The Underlying Operating Loss for the Unitrin Direct Segment on Slide 6 excludes  Catastrophe Losses and Loss
Adjustment Expenses and net investment income (loss) from certain investments in limited liability investment companies and limited partnerships because amounts related to the Unitrin Direct segment are already included on the lines entitled
"Catastrophe Losses and LAE" and "Income (Loss) from Investments in LLCs & Limited Partnerships."

Year Ended
(Dollars in Millions) 12/31/08 12/31/09
Net Income by Segments 14 $        185 $
Net Income (Loss) From:
Unallocated Dividend Income 9             1
Net Realized Gains on Sales of Investments 38           16
Net Impairment Losses Recognized in Earnings (99)          (33)
Other Expense, Net (14)          (11)
Income (Loss) from Continuing Operations before (52)          158
Equity in Net (Loss) Income of Investee
Equity in Net Income (Loss) of investee 6             (1)
Income (Loss) from Continuing
Operations per GAAP Income Statement (46) $       157 $
Net Income by Segments

Combined Ratios
March 31, March 31,
2007 2008 2009 2009 2010
Non-GAAP Measure:
     Kemper Segment Combined Ratio (excluding Catastrophes Losses) 92.3% 90.8% 92.1% 92.5% 90.6%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 3.0% 10.5% 3.2% 2.9% 6.3%
GAAP Measure:
    Kemper Segment Combined Ratio 95.3% 101.3% 95.3% 95.4% 96.9%
Non-GAAP Measure:
    Unitrin Specialty Segment Combined Ratio (excluding Catastrophes Losses) 96.4% 99.2% 97.4% 100.2% 98.8%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 0.1% 0.6% 0.8% 0.6% 0.2%
GAAP Measure:
    Unitrin Specialty Segment Combined Ratio 96.5% 99.8% 98.2% 100.8% 99.0%
Non-GAAP Measure:
    Unitrin Direct Segment Combined Ratio (excluding Catastrophes Losses) 119.4% 118.7% 108.3% 110.8% 107.9%
Adjustments to Non-GAAP Measure:
    Catastrophe Loss Ratio 0.2% 1.1% 1.0% 0.5% 0.5%
GAAP Measure:
    Unitrin Direct Segment Combined Ratio 119.6% 119.8% 109.3% 111.3% 108.4%
The Combined Ratio is Defined as Incurred Losses and Insurance Expenses as a Percentage of Total Earned Premium

Revenues, Excluding Realized
Investment Gains/Losses
1st Quarter
(Dollars in Millions) 2009 2010
Non-GAAP Measure:
Revenues, Excluding Realized Investment Gains/Losses 680 $       660 $
Realized Investment Gains/Losses (24)           1
GAAP Measure:
Total Revenues 656 $       661 $

Income From Continuing Operations
Excluding Realized Investment
Gains/Losses
1st Quarter
(Dollars in Millions) 2009 2010
Non-GAAP Measure:
Income From Continuing Operations Excluding Realized Investment Gains/Losses 8 $           47 $
Realized Investment Gains/Losses After Tax (16)           1
GAAP Measure:
Income (Loss) from Continuing Operations (8) $          48 $